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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) June 24, 1999
                                                      --------------------------

                          ABN AMRO Mortgage Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


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
             333-57027-02                               363886007
--------------------------------------    --------------------------------------
       (Commission File Number)            (I.R.S. Employer Identification No.)
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    181 West Madison Street
       Chicago, Illinois                                    60602
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(Address of Principal Executive Offices)                  (Zip Code)


                                  248-643-2530
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      Description of the Certificates and the Mortgage Pool.

      On June 25, 1999, a single series of certificates, entitled Series 1999-4 ABN AMRO Mortgage Corporation, Mortgage Pass-Through Certificates (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1 dated as of June 1, 1999, among ABN AMRO Mortgage Corporation as depositor (the "Depositor"), LaSalle Home Mortgage Corporation as servicer and Chase Bank of Texas, National Association as trustee. The Certificates consist of twenty-eight classes identified as the "Class IA-1 Certificates", the "Class IA-2 Certificates", the "Class IA-3 Certificates", the "Class IA-4 Certificates", the "Class IA-5 Certificates", the "Class IA-6 Certificates", the "Class IA-7 Certificates", the "Class IA-8 Certificates", the "Class IA-9 Certificates", the "Class IA-10 Certificates", the "Class IA-11 Certificates", the "Class IA-12 Certificates", the "Class IA-13 Certificates", the "Class IA-X1 Certificates", the "Class IA-X2 Certificates", the "Class IA-P Certificates", "Class IIA-1 Certificates", the "Class IIA-2 Certificates", the "Class IIA-3 Certificates", the "Class IIA-X Certificates", the "Class IIA-P Certificates", the "Class M Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one-to-four unit residential first mortgage loans (the "Mortgage Loans"), having as of the close of business on June 1, 1999 (the "Cut-off Date"), an aggregate principal balance of approximately $408,682,707 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from Standard Federal Bank ("Standard Federal") pursuant to a Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement") dated June 25, 1999, attached hereto as Exhibit 4.2, between Standard Federal as seller and the Depositor as purchaser. The Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6, Class IA-7, Class IA-8, Class IA-9, Class IA-10, Class IA-11, Class IA-12, Class IA-13, Class IA-X1, Class IA-X2, Class IA-P, Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-X, Class IIA-P, Class M, Class B-1, Class B-2 and Class R Certificates were publicly offered, as described in a Prospectus, dated September 18, 1998, and a Prospectus Supplement, dated June 24, 1999, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated June 22, 1999, attached hereto as Exhibit 1.1, among the Depositor, Standard Federal Bancorporation, Inc. ("Standard Federal Bancorporation"), Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and ABN AMRO Incorporated ("AAI") (DLJ and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated June 22, 1999, attached hereto as
Exhibit 1.2, among the Depositor, Standard Federal Bancorporation and the Underwriters. The Depositor sold the Class B-3, Class B-4 and Class B-5 Certificates to DLJ as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated June 22, 1999 among the Depositor, Standard Federal Bancorporation and the Initial Purchaser.

      Each Class of Certificates will have an initial certificate principal balance ("Certificate Principal Balance"). The Class IA-1 Certificates have an initial Certificate Principal Balance of $25,615,000. The Class IA-2 Certificates have an initial Certificate Principal Balance of $109,340,000. The Class IA-3 Certificates have an initial Certificate Principal Balance of $36,323,000. The Class IA-4 Certificates have an initial Certificate Principal Balance of $33,553,442. The Class IA-5 Certificates have an initial Certificate Principal Balance of $51,230,000. The Class IA-6 Certificates have an initial Certificate Principal Balance of $23,785,000. The Class IA-7 Certificates have an initial Certificate Principal Balance of $26,011,000. The Class IA-8 Certificates have an initial Certificate Principal Balance of $12,310,000. The Class IA-9 Certificates have an initial Certificate Principal Balance of $6,108,000. The Class IA-10 Certificates have an initial Certificate Principal Balance of $3,932,961. The Class IA-11 Certificates have an initial Certificate Principal Balance of $3,074,000. The Class IA-12 Certificates have an initial Certificate Principal Balance of $665,000. The Class IA-13 Certificates have an initial Certificate Principal Balance of $10,246,116. The Class IA-X1 Certificates have an initial Certificate Principal Balance of $6,234,751. The Class IA-X2 Certificates have an initial Certificate Principal Balance of $10,902,679. The Class IA-P Certificates


                                       2





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have an initial Certificate Principal Balance of $948,923. The Class IIA-1
Certificates have an initial Certificate Principal Balance of $37,432,000. The Class IIA-2 Certificates have an initial Certificate Principal Balance of $1,500,000. The Class IIA-3 Certificates have an initial Certificate Principal Balance of $9,690,976. The Class IIA-X Certificates have an initial Certificate Principal Balance of $2,336,732. The Class IIA-P Certificates have an initial Certificate Principal Balance of $569,880. The Class M Certificates have an initial Certificate Principal Balance of $8,582,337. The Class B-1 Certificates have an initial Certificate Principal Balance of $3,065,120. The Class B-2 Certificates have an initial Certificate Principal Balance of $1,430,389. The Class B-3 Certificates have an initial Certificate Principal Balance of $1,430,390. The Class B-4 Certificates have an initial Certificate Principal Balance of $817,366. The Class B-5 Certificates have an initial Certificate Principal Balance of $1,021,707.26. The Class R Certificate has an initial Certificate Principal Balance of $100.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits


EXHIBIT
  NO.       DOCUMENT DESCRIPTION
-------     --------------------
1.1         Underwriting Agreement, dated as of June 22, 1999, among ABN AMRO
            Mortgage Corporation, Standard Federal Bancorporation, Inc., ABN
            AMRO Incorporated and Donaldson, Lufkin & Jenrette Securities
            Corporation.

1.2         Terms Agreement, dated June 22, 1999, among ABN AMRO Mortgage
            Corporation, Standard Federal Bancorporation, Inc., ABN AMRO
            Incorporated and Donaldson, Lufkin & Jenrette Securities
            Corporation.

4.1         Pooling and Servicing Agreement, dated as of June 1, 1999, among ABN
            AMRO Mortgage Corporation as depositor, LaSalle Home Mortgage
            Corporation as servicer, and Chase Bank of Texas, National
            Association as trustee.

4.2         Mortgage Loan Purchase Agreement, dated as of June 25, 1999, between
            Standard Federal Bank as seller and ABN AMRO Mortgage Corporation as purchaser.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ABN AMRO MORTGAGE CORPORATION
                                    (Registrant)


Dated: July 9, 1999                 By:  /s/ Maria Fregosi
                                        ----------------------------------------
                                          Name: Maria Fregosi
                                          Title: Vice-President








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                                INDEX TO EXHIBITS


EXHIBIT
  NO.       DOCUMENT DESCRIPTION
-------     --------------------
1.1         Underwriting Agreement, dated as of June 22, 1999, among ABN AMRO
            Mortgage Corporation, Standard Federal Bancorporation, Inc., ABN
            AMRO Incorporated and Donaldson, Lufkin & Jenrette Securities
            Corporation.

1.2         Terms Agreement, dated June 22, 1999, among ABN AMRO Mortgage
            Corporation, Standard Federal Bancorporation, Inc., ABN AMRO
            Incorporated and Donaldson, Lufkin & Jenrette Securities
            Corporation.

4.1         Pooling and Servicing Agreement, dated as of June 1, 1999, among ABN
            AMRO Mortgage Corporation as depositor, LaSalle Home Mortgage
            Corporation as servicer, and Chase Bank of Texas, National
            Association as trustee.

4.2         Mortgage Loan Purchase Agreement, dated as of June 25, 1999, between
            Standard Federal Bank as seller and ABN AMRO Mortgage Corporation as purchaser.



                         STATEMENT OF DIFFERENCES

The section symbol shall be expressed as............................'SS'
The dagger symbol shall be expressed as.............................'D'






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